                                                                    EXHIBIT 99.1

                          Independent Auditors' Report
                          ----------------------------


The Board of Directors
MGI PHARMA, Inc.:

We have audited the accompanying statement of assets acquired and liabilities assumed as of September 30, 2000, and the related statement of direct revenues and direct expenses for the nine-month period then ended of The Hexalen(R) Business of MedImmune, Inc. (as defined in the notes to the accompanying financial statements). These financial statements are the responsibility of MedImmune, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared to present the assets acquired and liabilities assumed and the direct revenues and direct expenses of The Hexalen(R) Business of MedImmune, Inc. pursuant to the Asset Purchase Agreement between MGI PHARMA, Inc., and MedImmune, Inc. as described in note 1, and are not intended to be a complete presentation of MedImmune, Inc.'s financial position, results of operations, or cash flows.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed as of September 30, 2000, and the direct revenues and direct expenses for the nine-month period then ended, pursuant to the purchase agreement referred to in note 1, in conformity with accounting principles generally accepted in the United States of America.





                                                                     /s/KPMG LLP



Minneapolis, Minnesota

February 5, 2001
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                            The Hexalen Business of
                                 MedImmune, Inc.
              (as defined in the notes to the financial statements) Statement of Assets Acquired and Liabilities Assumed


                                                        September 30,
                                                            2000
                                                        -------------

Assets

  Inventory                                             $     112,465


Liabilities

  Accrued returns and chargebacks                              93,044
                                                        -------------

  Assets acquired, net of liabilities assumed           $      19,421
                                                        =============


See accompanying notes to financial statements.
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                            The Hexalen Business of
                                 MedImmune, Inc.
              (as defined in the notes to the financial statements)
                Statement of Direct Revenues and Direct Expenses

                                                         Nine Months
                                                            ended
                                                        September 30,
                                                            2000
                                                        -------------

Direct Revenues:

  Direct Revenues, net                                  $   1,286,563

Direct Expenses:
  Cost of sales                                               126,940
  Selling and marketing expense                               182,372
                                                        -------------
                                                              309,312

Excess of direct revenues over direct expenses          $     977,251
                                                        =============


See accompanying notes to financial statements.
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                          Notes to Financial Statements

                   The Hexalen(R) Business of MedImmune, Inc.
              (as defined in the notes to the financial statements)

                               September 30, 2000






(1)      Basis of Presentation
         ---------------------

On November 21, 2000, MGI PHARMA, Inc. ("the Company") consummated an Asset Purchase Agreement with MedImmune, Inc. ("MedImmune") for the acquisition of certain assets and assumption of certain liabilities related to the business associated with the product Hexalen (R) (altretamine) ("The Hexalen(R) Business") from MedImmune. The accompanying financial statements present the assets acquired and liabilities assumed as of September 30, 2000 and the direct revenues and the direct expenses for the nine months ended September 30, 2000 for the Hexalen(R) Business. Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

MedImmune does not account for the Hexalen(R) Business as a separate entity. Accordingly, the information included in the accompanying financial statements has been obtained from MedImmune's financial records. The statement of direct revenues and direct expenses include allocations of certain MedImmune selling, administrative and other expenses, as discussed in Note 2. MedImmune management believes the allocations are reasonable; however, these allocated expenses are not necessarily indicative of costs that would have been incurred by the Hexalen(R) Business on a stand-alone basis.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

Revenue Recognition - Revenue from the sales of products is recognized at the time products are shipped. Direct revenue, net, represents gross sales less collection discounts, pricing adjustments and product returns.

Use of Estimates - Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions affecting reported asset and liability amounts and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories - Raw materials and finished goods are directly attributable to the Hexalen(R) business. Inventories are stated at the lower of cost or market. Cost is determined on a first-in, first-out basis.

Accrued Returns and Chargebacks - Accrued returns and chargebacks represent an estimate based upon historical experience of the product returns, pricing adjustments and collection discounts to be incurred on sales prior to October 1, 2000.
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Cost of Sales - Cost of sales represents the cost of products sold and includes royalty charges based on net sales of the product during the period.

Selling and Marketing Expense - Selling and marketing expense represents specifically identified promotional expenses and advertising expenses associated with the Hexalen(R) business. Also included in selling and marketing expense is an allocation by MedImmune of selling and administrative costs including marketing costs associated with the Hexalen(R) Business. The estimated allocation of selling and marketing expense is based on actual direct costs associated with the Hexalen(R) Business for the five months ended September 30, 2000, extrapolated to estimate similar expense for a nine-month period. MedImmune believes this is a reasonable allocation and estimate of such expense.

(3)      Inventories
         -----------

Inventories consist of the following at September 30, 2000:


         Raw materials               $    54,048
         Finished goods                   58,417
                                     -----------
                                     $   112,645
                                     ===========

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